Exhibit 10.8

[GREENWICH KAHALA
AVIATION] Logo
Greenwich Kahala Aviation Ltd
Fitzwilliam Hall
Fitzwilliam Place
Dublin 2
Ireland

GK Hannover, Inc
601 Heritage Drive, ste 216
Jupiter, FL 33458

November 10, 2010

Re: Interest rate after maturity date

Dear All:

Reference is made to that certain Loan Credit Line Note, dated December 31, 2009 (the “Loan Note”), between Greenwich Kahala Aviation Ltd (“Borrower”) and GK Hannover, Inc (“Lender”). Capitalized terms used in this letter but not defined have the meanings set forth in the Loan Note.

The parties hereby agree that if the Loan Note is not paid in full on or before December 31, 2011 the interest rate on any amounts outstanding after that date will be 10% computed on the basis of a 365 day year.

This letter shall be governed by and construed in accordance with the law of the State of New York.

Best regards,

/s/ Michael P Howard
Michael P Howard
Chief Financial Officer
Greenwich Kahala Aviation Ltd

Accepted by or on behalf of Lender:

GK Hannover, Inc

By: /s/ Gerald Sherman
Name: Gerald Sherman
Title: Director & CFO

Registered in Bermuda No. 43869 GK Hannover Loan - Amendment 2 (2)	Directors: M. Garland, J. Sherman, B. Smith